RAINIER FUNDS

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Supplement dated September 30, 2010 to the
Statement of Additional Information (“SAI”) dated July 31, 2010

Effective as of September 2, 2010, John O’Halloran is no longer a Trustee and Officer of the Trust.  All references to John O’Halloran in the SAI are hereby deleted.

The following tables replace the current tables in the section entitled “Management” beginning on page B-11 of the SAI.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Non-interested Trustees
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994	President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to present.	Six	None
John W. Ferris 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1940	Trustee	Since March 1995	Consultant to international companies from 1998 to present.	Six	None

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee	Since March 1994	Professor of Accounting Emeritus, University of Washington from 2008 to present; Professor of Accounting; University of Washington from 1971 to 2008.	Six	None
Interested Trustee and Officer(2)
Leonard P. Brennan 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1959	Trustee, Chairman, CEO and President	Since September 2010	Managing Director of Russell Investments from 1985 to 2005. COO of the Advisor from September 2005 to 2008. CEO of the Advisor from 2007 to present.	Six	N/A
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*      Trustees and officers of the Fund serve until their resignation, removal or retirement.
(1)
The term “Fund Complex” includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.  The Fund Complex consists of six series of the Trust, one of which is offered in a separate Prospectus.

(2)	Mr. Brennan is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with Rainier Investment Management, Inc., the investment advisor to the Trust.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Other Officers
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Shareholder of the Advisor	N/A	N/A
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Shareholder of the Advisor	N/A	N/A

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Peter M. Musser 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Shareholder of the Advisor	N/A	N/A
Lisa M. Thenell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer	Since January 2008	Compliance Supervisor of the Advisor from 2003 to 2008. Chief Compliance Officer of the Advisor from 2008 to present.	N/A	N/A
Melodie B. Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	Chief Financial Officer and Treasurer	Since September 2010	Managing Director, Russell Investment Group. Managing Director from 1995 to 2008. COO of Advisor from 2008 to present.	N/A	N/A
Kristen L. Howell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1972	Secretary	Since September 2010	Corporate Counsel, ADIC from 2004 to 2007 (data storage and technology); General Counsel and Secretary for the Advisor from 2007 to present.	N/A	N/A
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*      Trustees and officers of the Fund serve until their resignation, removal or retirement.

The following section replaces the subsection entitled “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” in its entirety on pages B-14 – B-15 as follows:

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Trustees has served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Independent Trustees annually conduct a ‘self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or to develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.  In addition, the summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Mr. Brennan’s Trustee Attributes include his position as the Chief Executive Officer and a shareholder of the Advisor.  He also serves as President of the Trust and is responsible for its activities.  Mr. Brennan has an intimate knowledge of the Advisor’s products, operations, personnel and financial resources.  His position of influence and responsibility with the Advisor, in addition to his knowledge of the firm has been determined to be valuable by the Board in its oversight of the Trust.  Mr. Brennan also has many years of experience in the investment advisory business including experience with mutual funds, their boards and distributors.

Mr. Diamond’s Trustee Attributes include his many years of experience with the Board, as well as his many years of banking industry, financial and other business experience in executive and management positions.

Mr. Ferris’s Trustee Attributes include his many years of experience with the Board, as well as his many years of experience with international business organizations and a major international accounting firm.

Mr. Sundem’s Trustee Attributes include his many years of experience with the Board, as well as his many years of distinguished academic positions with a prominent university and his specialized accounting and finance expertise.

Please retain this Supplement with the Statement of Additional Information.